ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)
Financial Statements as of June 22, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Advanced Technology Acquisition Corp.

We have audited the accompanying balance sheets of Advanced Technology Acquisition Corp. (a development stage corporation) (the “Company”) as of December 31, 2006 and June 22, 2007 and the related statements of operations, changes in stockholders’ equity and cash flows for the periods of August 24, 2006 (inception) to December 31, 2006 and January 1, 2007 to June 22, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Technology Acquisition Corp. (a development stage corporation) as of December 31, 2006 and June 22, 2007, and the results of its operations and its cash flows for the periods August 24, 2006 (inception) to December 31, 2006 and January 31, 2007 June 22, 2007 in conformity with accounting principles generally accepted in the United States of America.

Brightman Almagor & Co.
A member of Deloitte Touche Tohmatsu

June 27, 2007
Tel Aviv, Israel

ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)

Balance Sheets

	June 22, 2007	December 31, 2006

ASSETS
Current assets
Cash and cash equivalents	$28,395	$5,987
Bank deposit	900,000	-
Deferred offering costs	-	307,855

Long-term assets
Deposits in escrow	169,518,750	-
Total assets	$170,447,145	$313,842

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable - stockholders	$183,537	$74,842
Accounts payable	333,246	-
Notes payable, stockholders	219,000	219,000
	735,783	293,842
Commitment
Redeemable common stock (note 7)	67,807,500	6,250
Total liabilities	68,543,283	300,092

Stockholders’ equity (notes 6 & 8)
Preferred stock, $0.0001 par value Authorized 1,000,000 shares; none issued
Common stock, $0.0001 par value Authorized 100,000,000 shares Issued and outstanding 18,328,125 shares as of June 26, 2006 (4,687,500 as of December 31, 2006)	1,833	469
Warrants	3,625,000	-
Additional paid-in capital	98,282,029	18,281
Deficit accumulated during the development stage	(5,000)	(5,000)
Total stockholders’ equity	101,903,862	13,750

Total liabilities and stockholders’ equity	$170,447,145	$313,842

The accompanying notes are an integral part of these Financial Statements.

ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)

Statements of Operations

	For the period December 31, 2006 to June 22, 2 0 0 7	For the period August 24, 2006 (inception) to December 31, 2 0 0 6

Formation and operating costs	$-	$5,000
Net loss	-	(5,000)

Weighted average shares outstanding (note 1)	-	6,250,000
Basic and diluted loss per share	$0.00	$0.00

The accompanying notes are an integral part of these Financial Statements.

ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)

Statement of Changes in Stockholders’ Equity

	Common stock		Additional paid-in capital	Warrants	Deficit accumulated during the development stage	Stockholders’ equity
	Shares	Amount
Common shares issued at $0.0001 per share	4,687,500	$469	$18,281	$-	$-	$18,750
Net Loss					(5,000)	(5,000)

Balance at December 31, 2006	4,687,500	469	18,281	-	(5,000)	13,750

Common shares issued at $0.0001 per share (net of issuance expenses of $823,950)	12,937,500	1,294	98,261,006			98,262,300

Issuance of warrants				3,625,000		3,625,000

Reclassification of redeemable shares that are no longer redeemable to permanent equity	703,125	70	2,742			2,812

Balance at June 22, 2007	18,328,125	$1,833	$98,282,029	$3,625,000	$(5,000)	$101,903,862

The accompanying notes are an integral part of these Financial Statements.

ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)

Statement of Cash Flows

	For the period December 31, 2006 to June 22, 2007	For the period August 24, 2006 (inception) to December 31, 2006

Cash flows from operating activities
Net loss	$-	$(5,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Increase in deferred offering costs	-	(233,013)

Net cash used in operating activities	-	(238,013)

Cash flows used in investment activities
Investment in bank deposit and escrow	(170,418,750)	-

Net cash used in investment activities	(170,418,750)	-

Cash flows from financing activities
Proceeds from issuance of notes payable to stockholders	-	219,000
Proceeds from sale of shares of common stock	-	25,000
Proceeds from issuance of shares of common stock, net	166,816,158
Proceeds from issuance of warrants	3,625,000

Net cash provided by financing activities	170,441,158	244,000

Net increase in cash and cash equivalents	22,408	5,987

Cash and cash equivalents at the beginning of the period	5,987	-

Cash and cash equivalents at the end of the period	$28,395	$5,987

Non-cash activities
Deferred offering costs paid by shareholders	$438,503	$74,842
Payable on account of redeemable shares	$3,438	$-

The accompanying notes are an integral part of these Financial Statements.

ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)
Notes to Financial Statements

Note 1 - Organization and business operations

Advanced Technology Acquisition Corp. (the “Company”) was incorporated in Delaware on August 24, 2006 as a blank check company whose objective is to effect a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination with a technology or technology-related business that has operations or facilities located in Israel, or that intends to establish operations or facilities in Israel, such as research and development, manufacturing or executive offices, following its initial business combination.

At June 22, 2007, the Company had not yet commenced any operations. All activities through June 22, 2007 relate to the Company’s formation and the Public Offering (“Offering”) described below. The Company has selected December 31 as its fiscal year-end.

On June 22, 2007 the Company completed the offering. Substantially all net proceeds of this Offering are intended to be generally applied toward consummating a business combination with a technology or technology related business that has operations or facilities located in Israel, or that intends to establish operations or facilities in Israel, such as research and development, manufacturing or executive offices, following the Company’s initial business combination (“Business Combination”). The Company’s management has complete discretion in identifying and selecting the target business. There is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, 98.27% or $169,518,750 of the proceeds from the Offering is held in a trust account (“Trust Account”) until the earlier of (i) the completion of a Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages execute agreements with the Company waiving any right in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions, and initial and continuing general and administrative expenses (including formation expenses). The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. The Company will proceed with the initial business combination only if both a majority of the shares of common stock voted by the public stockholders are voted in favor of the business combination and public stockholders owning less than 40% of the shares sold in this offering exercise their conversion rights described below. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, the Company will offer each of its Public Stockholders the right to have such stockholder’s shares of common stock converted into cash if the stockholder votes against the business combination. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, less any remaining tax liabilities relating to interest income, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Public Stockholders who convert their stock into their share of the trust account retain their warrants. The Company will not complete any proposed business combination which our Public Stockholders owning 40% or more of the shares sold in this offering both vote against and exercise their conversion rights.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination

ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)
Notes to Financial Statements

Note 1 - Organization and business operations (cont.)

within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after the consummation of the Offering and the business combination relating thereto has not yet been consummated within such 18-month period. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 3).

Note 2 - Significant accounting policies

a. Deferred taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

b. Loss per share

Basic loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The 6,250,000 Shares issued to the Company’s initial stockholders were issued for $0.004 per share, which is considerably less than the proposed IPO per share price. Under the provisions of FASB No. 128 and SAB Topic 4:D such shares have been assumed to be retroactively outstanding for the period since inception. Since there are no potentially dilutive securities and there is a net loss, basic and diluted losses per shares are identical.

c. Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

d. Recently issued accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)
Notes to Financial Statements

Note 3 - Public Offering

The Offering called for the Company to offer for public sale 18,750,000 Units at a proposed offering price of $8.00 per Unit (plus additional 2,812,500 units solely to cover over-allotments).

Each Unit consisted of one share of the Company’s common stock and one Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a Business Combination and one year from the effective date of the Offering and expiring four years from the effective date of the Offering. The Company may redeem the Warrants, at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, if, and only if, the last sales price of the Company’s common stock equals or exceeds $11.50 per share for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption. The Company has agreed to pay to the underwriter in the Offering an underwriting discount of 3.25% of the gross proceeds of the Offering and an additional contingent fee of 3.75% of the gross proceeds of the Proposed Offering. Such additional contingent fees are payable after the consummation of the initial business combination. The Company issued additional 3,625,000 warrants to certain of its initial stockholders (“founder warrants”) in the amount of $3,625,000, which took place in a private placement simultaneously with the consummation of this offering.

Note 4 - Deferred Offering Costs

Deferred offering costs consist principally of legal and underwriting fees incurred through the balance sheet date that are directly related to the Offering and that were charged to stockholders’ equity upon the receipt of the capital raised.

Note 5 - Notes and Other Payables to Stockholders

The Company issued $219,000 unsecured promissory notes to certain of its Initial Stockholders on September 14, 2006. In addition, those Initial Stockholders paid on behalf of the Company an additional $74,842 as of December 31, 2006 and $183,537 as of June 22, 2007 of liabilities relating to the Offering. The notes and other payables to stockholders are non-interest bearing and are payable on the consummation of the Offering and may be extended for up to 12 months from the date of the offering at the discretion of management. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount.

Note 6 - Commitments and Contingencies

The Company presently occupies office space provided by certain of the Initial Stockholders. Such stockholders have agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such stockholders $10,000 per month for such services commencing on the effective date of the Offering.

The initial stockholders will be entitled to make up to two demands that the Company register their shares pursuant to an agreement to be signed in connection with the IPO. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which the lock-up period expires. In addition, these stockholders have unlimited piggy-back registration rights on registration statements filed subsequent to such date. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

ADVANCED TECHNOLOGY ACQUISITION CORP.
(A Development Stage Corporation)
Notes to Financial Statements

Note 6 - Commitments and Contingencies (cont.)

The Company has sold to the underwriter for $100, as additional compensation, an option to purchase up to a total of 1,125,000 units at a price of $8.80 per unit. The units issuable upon exercise of this option are identical to those offered by the Company, except that the warrants underlying such units will expire five years from the date of the offering and will become exercisable on the later of completion of a business combination and 18 months from the date of the offering.

Note 7 - Redeemable common stock

The balance as at June 22, 2007 represents the amount of shares that may be converted by the shareholders. The amount equals 40% of the proceeds held in the trust.

Following the change in structure of the Offering the Company was granted a right to cancel up to an aggregate of 1,562,500 shares of common stock held by existing stockholders in the event that the collective ownership of such persons or entities exceeds 20.0% following the completion of the offering and the exercise of the over-allotment option by the underwriters. In accordance with the agreement with the underwriters, this right to cancel shares will be only in an amount sufficient to cause the existing stockholders to maintain control over 20.0% of the Company’s outstanding shares after giving effect to the offering and the exercise of the underwriters’ over-allotment option. Upon the consummation of the Offering, 859,375 of the 1,562,500 were cancelled. The amount of $3,438 was reclassified into accounts payable - shareholders.

Note 8 - Preferred stock

The Company is authorized to issue 1,000,000 shares of blank check preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.